EXHIBIT 99.1

Jefferies 2013 Global Healthcare Conference   Sucampo Pharmaceuticals, Inc. Corporate Update Cary Claiborne, Chief Financial Officer  June 6, 2013

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the US and internationally and the exposure to litigation and/or regulatory actions. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 8-K and 10-K, which Sucampo incorporates by reference.

Commercial-stage, global biopharmaceutical company    •  2 FDA-approved drugs based on our proprietary prostone technology   •  AMITIZA® (lubiprostone) in gastroenterology   • Approved for chronic idiopathic constipation (CIC), irritable bowel syndrome with constipation (IBS-C), and opioid-induced constipation (OIC)   •  RESCULA® (unoprostone isopropyl) in ophthalmics    • Approved for the lowering of intraocular pressure in patients with open-angle glaucoma or ocular hypertension   •  Prostone pioneers •    Sachiko Kuno  ® Registered trademark of Sucampo

Sucampo is the only company developing and commercializing prostone compounds globally  •  Prostones:   •  Functional fatty acids naturally occuring in the human body   •  Selective ion-channel activators   •  Physiological mediators of restoration of cellular homeostasis and tissue regeneration     •  Clinical safety profile of prostones is well-tolerated, as demonstrated by the clinical safety record of AMITIZA and RESCULA   •  Clinical potential of prostones is broad and applicable to various therapeutic fields beyond those already established       AMITIZA RESCULA

Proprietary Platform Technology: Sucampos Prostones are Highly Potent Ion-Channel Activators AMITIZA RESCULA Fluid Secretion ClC-2-Chloride Channel Activation BK-Potassium Channel Activation Smooth Muscle Relaxation Barrier Repair and Mucosal Protection Anti-Inflammatory Activity See Reference 1 Nerve Stabilization Prevents Neuronal Cell Death 5

Global AMITIZA Approvals and Regulatory FilingsJapanCC (2012)UKCIC (2012)OIC (filed)USCIC (2006)IBS-C (2008)OIC Approved(April 2013)SwitzerlandCIC (2009)OIC (filed)AMITIZA has been used for >7 y with 7M prescriptions by patients suffering from CIC and IBS-C 6

Sucampo: Leader in Gastroenterology with Three Approved Indications for AMITIZA

- **CIC**
  - CIC affects ~14%−16%[2,3] and CIC accounts for 92,000 hospitalizations/yr in US[4]
- **IBS-C**
  - IBS-C affects ~5% of adult population globally[5]
  - Patients with IBS consume >50% more healthcare resources than those without IBS[6] and the direct and indirect costs of IBS care in the US equal $20 billion/yr[5]
  - Severe constipation is associated with increased cardiovascular risk in women[7,8]
- **OIC**
  - More than 230M prescriptions for opioid use in the U.S. annually[9]; OIC affects around 4.5M of these patients (2.5M are moderate to severe)[10]
  - Constipation is the most common reason for discontinuation of opioid therapy and longest lasting common side effect of chronic opioids[9]
  - Currently no other approved oral prescription products on the market[11]
  - Increases cost of care and decreases HRQOL[9]

See References 2-11

SUCAMPO The Science of Innovation 7

AMITIZA US • OIC indication approved in April 2013 Priority review for first and only medicine for the treatment of OIC in adults with chronic, non-cancer pain $10M milestone payment received Partner Takeda’s reps began selling week of May 13 Strategy to build awareness that AMITIZA is the first and only medicine for OIC among PCPs and pain specialists Strong AMITIZA YOY Growth Q1 TRx growth: +4% YoY Q1 net sales increase: +7% YoY to $64.9M Growth continuing: TRx +6% YoY for April New competitor is creating more awareness and growing the market Over 7M prescriptions over 7 years Expect to rise substantially 8

Heritage AMITIZA 74.7 67.7 Relieves Bloating/Discomfort 72.2 61.8 71.5 62.4 64.1 57.8 Build on Strength Build on Strength in Efficacy12 Pregnancy warning removed from label AMITIZA US OIC Launch: Build on Strengths and 7M prescriptions over 7 years MiraLax Provides Sustained Relief Relieves Abdominal Pain Low Incidence of Diarrhea in Long-Term Safety 100% 83.0% AMITIZA Linaclotide80% 60% 8.4% 8.5% 37.6% 47.5% 14.9% Build on Strength 40% in Managed Care Access 20% 0% Approved Rejected Reversed *Over 92% of covered lives have either Tier 2 or Tier 3 coverage References 11-12 9

Strategy to Grow AMITIZA Target Goal PCPs who already write AMITIZA +OICPain Specialists GIs +CIC +IBS-C +OIC Target Goal PCP Non-Writers 10

Competitive Landscape

EXPECT NO MARKET CHALLENGE FOR AMITIZA USE FOR OIC NON-CANCER PATIENTS FOR UP TO 2 YEARS

Phase 2	Phase 3	Filed	Marketed
TD1211 Theravance/ GlaxoSmithKline	Relistor (PO) Progenics/Salix	Relistor (SC) Progenics/Salix	**AMITIZA** **Sucampo/Takeda**
Naloxone S.L.A. Pharma AG	Naloxegol AstraZeneca/Nektar		
	Bevenopran Adolor/Cubist		

See Reference 11

SUCAMPO
The Science of Innovation

11

 • First-ever prescription medicine approved for chronic constipation  •  All launch metrics have been surpassed: revenue and patient numbers tracking above expectation   •  Sucampo recorded $2.2M of product sales revenue in Q1, double our internal forecast   •  Initiated NICE endorsement process in UK following CIC approval   •  Initiated MRP (CIC) in additional EU markets   •  OIC indication filed in both Switzerland and UK   •  Commenced active marketing (CIC) in Switzerland    We have also received expressions of interest from potential partners for AMITIZA for new indications and new territories, including Europe, Asia and emerging markets

    •    Glaucoma is age-related and the second leading cause of bilateral blindness worldwide; will affect an estimated 79.6M people worldwide by 202013     •  Reduction in intra-ocular pressure (IOP) is   currently the only modifiable risk factor for   patients with glaucoma and ocular hypertension13      •    Compliance and adherence are unmet needs     •    50% of new patients drop off therapy within   one year of initiation14      •    Hyperemia is the #1 reason for discontinuation   of prostaglandins, often chosen as first line therapy15

        •    Primary Open Angle Glaucoma / Ocular Hypertension market has unmet needs     •    RESCULA offers an alternate route to IOP reduction -the strength of RESCULA is its safety and tolerability profile     •    RESCULA will have a competitive share of voice

  •   2.2M people affected by Open Angle Glaucoma17     • Projected to grow to 3.4M by 2020 due to aging population17     •   Additional 3-6M patients with Ocular Hypertension18                     • ~$2B:  US sales volume (2012)19 and ~$1B: Japan sales volume (2011)1   TRx Volume   2.7M 2.6M 2.5M 2.4M 2.3M 2.2M 2.1M 2.0M       Month

More than 11M Americans are = 80 years of age20       Age is an independent risk factor for glaucoma17         Elderly patients generally have greater susceptibility to the systemic adverse effects of glaucoma medications21,22       Population (M)   40     32.5M   27.6M   20  10    0 30     2000 2010 2020 2030 2040 2050     Projected Growth

  •  Reasonable choices for 1st line therapy include8:   •    Prostaglandin analogs     •    Beta-blockers     •    Alpha agonists 23.8%     •    Topical CAIs       •       st line for most patients     •  Efficacy       •    Beta-blockers are well-tolerated

Believed to reduce elevated IOP by increasing the outflow of aqueous humor through the trabecular meshwork via BK channel activation     •    A prostone, not a prostaglandin analog     •    Should be considered when systemic and/or   ocular side effects are a concern:      •    Effective at lowering IOP throughout the day   and over the long-term      •    Established ocular side effect profile: RESCULA and timolol maleate both generally well tolerated in clinical studies with similar incidence of hyperemia     •    Excellent systemic safety profile with no deleterious effects on CV or pulmonary function in clinical studies     •    No labeled drug-drug interactions

  •           systemic side effects                   •   Positive feedback and significant progress     •   Efforts focused on ophthalmologists and optometrists     •   More than 19,000+ calls have already been made     •   Over 78,000 samples have been shipped     •   Expect sales to increase in 2H         •   Aggressively pursuing managed care coverage for RESCULA     •   Over 100 face to face meetings with plans and PBMs     •   Strong reception from plans         •   Route to SavingsTM: Committed to Patient Access     •   33% of RESCULA TRxs going through RTS Program     •   Commercial co-pay reductions seen from $55 -$18

  CLINICAL FOCUS PHASE 1 Launched 1Q13 Launched 2Q13 Filed 1Q13 AMITIZA Pediatric Constipation FPFV 2H13 Launched 1Q13 Japan/US* 1Q13 4Q13 1Q13 4Q12 Development STAGE OF CLINICAL DEVELOPMENT COMPOUNDS DISCOVERY PRECLINICAL PHASE 2 PHASE 3 FILING AMITIZA CIC UK/CH AMITIZA OIC US AMITIZA OIC UK/CH RESCULA POAG/OH US Unoprostone Isopropyl RP Cobiprostone Oral Mucositis SPI-017 IV Spinal Stenosis SPI-3608 PO Spinal Stenosis Sucampo’s Clinical Pipeline and Product Successfully completed Projected start or submission  by our development partner, R-Tech Ueno, Ltd. 20

  $8.48, Shares Outstanding (03-31-13) 229,661 Market Capitalization (06-03-13) $358.5M Debt (03-31-13) $62.5M $95.8M $325.1M Full-time Employees (06-03-13) Accounting Firm PricewaterhouseCoopers LLP Key Facts Trading Symbol SCMP (NASDAQ) Corporate Headquarters Bethesda, MD Stock Price (06-03-13), 52-Week Range $10.48 to $3.78 43.2 M (1 class of common stock) Daily Volume (90-day average) Cash & Equivalents (03-31-13) Enterprise Value (06-03-13) 117 Fiscal Year Ends December 31

$60.7 $64.9 $10.9 $14.4 $16.9 +7%+7%+17% Q1-12 Q1-13 Q1-12 Q1-13 Q1-13 $M Q1 2013 Financial Highlights $11.7 Q1-12 Total Revenues Product Royalty AMITIZA Net Sales  Revenue

2013 Key Value Drivers

AMITIZA	US	✓ Obtain approval of OIC sNDA: Q2 2013 ✓ $10M milestone payment upon first OIC sale ❑ **Achieve FPFV in Pediatric P3 trial by H2 2013**
	Global	❑ **Pursue strategic alliances; new AMITIZA indications / territories**
	Japan	❑ **Grow sales in Japan in 2013**
	EU	✓ Submit for regulatory approval of OIC in Switzerland and UK by Q1 2013 ✓ Begin active marketing in Switzerland for CIC ❑ **Seek NICE endorsement for CIC and OIC, and make AMITIZA available in UK for CIC** ❑ **Use MHRA approval to seek expansion of CIC indication to other EU markets via MRP**
RESCULA	US	✓ Launch: Q1 2013
Pipeline	Cobiprostone	✓ Complete oral mucositis P1A trial: Q2 2013 ❑ **Initiate P1B/2A trial in oral mucositis: Q4 2013**
	SPI-017	❑ **Complete spinal stenosis P2A trial: Q4 2013**

✓ Completed ❑ In Process

SUCAMPO The Science of Innovation

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Terms of Sucampo’s AMITIZA Agreements • Takeda Agreement Takeda shall promote, market, and sell AMITIZA in US and Canada Sucampo’s tiered royalty rate: 18%−26% of annual net sales Sucampo earned $20M in upfront and $130M in development milestone payments as of 03/31/13 Sucampo received $10M milestone payment following the first OIC sale Sucampo received $109M in reimbursement for R&D expenses from Takeda as of 03/31/13 Abbott Japan Agreement Abbott Japan shall promote, market, and sell AMITIZA in Japan Sucampo will sell product to Abbott Japan at discount to Abbott Japan’s approved reimbursement price Sucampo earned $10M in upfront and $27.5M in development milestone  payments as of 03/31/13  25

Substantial Abdominal Pain Improvement in IBS-C Patients Reporting at Least Severe Abdominal Pain at Baseline* % Improvement Placebo BID (n = 94) Lubiprostone 8 μg BID (n = 183) P † ≥10 53.9% 61.9% <0.0001 ≥20 40.1% 49.6% <0.0001 ≥30 24.2% 35.1% <0.0001 ≥40 14.5% 23.7% <0.0001 ≥50 9.4% 16.7% <0.0001 ≥60 4.7% 12.7% <0.0001 Value  LOCF analysis; †P value from CMH test.  Reference 28 26

Long-term Efficacy μg BID in IBS-C Positive Long-term Treatment Response: Phase 3 Studies of AMITIZA 840  35  30  25  20  15  10  5  0  1 2 3 4 5 6 7 8 9101112  Month  See Reference 1  Treatment Responders, %  27

Overall Spontaneous Bowel Movement (“SBM”) Response in OIC Patients Proportion of Responders, %30  25  20  18.9 15.4 27.1 24.3 P = 0.03* = 8.2 = 8.9 Placebo 15  Lubiprostone 10  5  0  Study 1 Study 2  n = 431 n = 418  *Statistically significant (P ≤0.05)  See Reference 29  28

AMITIZA Intellectual Property • AMITIZA has a robust patent estate Latest patents expire in 2027 Paragraph IV certification notice letter to Sucampo received on January 2, 2013 regarding ANDA submitted to FDA by Anchen Pharmaceuticals Notice letter alleges AMITIZA’s composition, method of use, and/or formulation patents are invalid, unenforceable, and/or will not be infringed by Anchen’s manufacture, use or sale of the product described in its ANDA. On February 8, 2013 Sucampo announced it had filed a patent  infringement lawsuit against Anchen and Par Pharmaceuticals  Sucampo is joined by Takeda and R-Tech Ueno in the lawsuit Hatch-Waxman Act provides that a federal court lawsuit will preclude FDA from approving ANDA until the earlier of 30 months or a district court decision finding AMITIZA’s patents invalid

Issued Lubiprostone Patents US Patent No. Expires Type of Patent 5,284,858 2014 Composition of matter (drug substance) 6,414,016 2020 Therapeutic use (treating constipation) 6,583,174 2020 Composition of matter (drug product) 6,982,283 2022 Therapeutic use (treating OIC) 7,064,148 2022 Therapeutic use (treating constipation) 7,417,067 2020 Composition of matter (drug product) 7,795,312 2024 Therapeutic use (treating IBS) 8,026,393 2027 Composition of matter (drug product) 8,071,613 2020 Therapeutic use (treating constipation) 8,088,934 2021 Composition of matter (drug substance) 8,097,649 2020 Composition of matter (drug product) 8,097,653 2022 Therapeutic use (treating constipation) 8,114,890 2020 Composition of matter (drug product) 8,338,639 2027 Composition of matter (drug product) 8,389,542 2022 Composition of matter (drug product) and therapeutic use (treating constipation) *For Orange Book-listed patents concerning lubiprostone, see for example: http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=001&table1=OB_Rx or http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021908&Product_No=002&table1=OB_Rx

Issued Lubiprostone Patents Japanese Patent No. Expires Type of Patent 4,332,316 2023 Composition of matter (drug substance) 4,332,353 2022 Therapeutic use (treating OIC) 4,684,334 2023 Therapeutic use (treating constipation) 4,783,794 2028 Composition of matter (drug product) 4,786,866 2023 Therapeutic use (treating constipation) 4,852,229 2023 Therapeutic use (treating constipation) 4,889,219 2024 Therapeutic use (treating IBS) European Patent No. Expires Type of Patent 1,220,849 2020 Composition of matter (drug product) 1,315,485 2021 Therapeutic use (treating constipation) 1,392,318 2022 Therapeutic use (treating OIC) 1,426,361 2020 Composition of matter (drug substance) 1,443,938 2022 Therapeutic use (treating constipation)  31

Issued Unoprostone Isopropyl Patents US Patent No. Expires Type of Patent 6,770,675 2018 Composition of matter (drug product) and therapeutic use (treating ocular hypertension) 6,458,836 2021 Therapeutic use (treating ocular hypertension and glaucoma) *For Orange Book-listed patents concerning unoprostone isopropyl, see for example: http://www.accessdata.fda.gov/scripts/cder/ob/docs/patexclnew.cfm?Appl_No=021214&Product_No=001&table1=OB_Rx

References

1. Sucampo data on file.
2. Suares et al. *Am J Gastroenterol.* 2011
3. Kantar Health Epi database http://epidb.khapps.jp
4. Lembo et al. *Sleisenger and Fordtran's Gastrointestinal and Liver Disease.* 2010
5. Saito et al. *Am J Gastroenterol.* 2002
6. Hulisz D. *J Manag Care Pharm.* 2004
7. Salmoirago-Blotcher et al. *Am J Med.* 2011
8. Talley et al. *Am J Gastroenterol.* 2001
9. Manchikanti L, et al. Pain Physician. American Society of Interventional Pain Physicians (ASIPP) guidelines for responsible opioid prescribing in chronic non-cancer pain: Part 2--guidance. 2012 Jul;15(3 Suppl):S67-116.
10. Clearview Analysis 2008
11. Internal Research
12. AMITIZA Physician ATU W11 2013
13. Quigley et al. *Br J Ophthalmol 2006 Mar;90(3):252-7*
14. Fain JM et al. A multicenter, retrospective chart review study comparing index therapy change rates in open-angle glaucoma or ocular hypertension patients newly treated with latanoprost or travoprost-Z monotherapy. BMC Ophthalmol. 2011 Jun 13;11(1):13. doi: 10.1186/1471-2415-11-13.
15. Zimmerman TJ et al. The impact of ocular adverse effects in patients treated with topical prostaglandin analogs: changes in prescription patterns and patient persistence. J Ocul Pharmacol Ther. 2009 Apr;25(2):145-52. doi: 10.1089/jop.2008.0072.
16. RESCULA Package Insert
17. American Academy of Ophthalmology Glaucoma Panel. Preferred Practice Pattern® guideline: Primary open-angle glaucoma. 2010
18. Kass MA et al. Arch Ophthalmol. The Ocular Hypertension Treatment Study: a randomized trial determines that topical ocular hypotensive medication delays or prevents the onset of primary open-angle glaucoma. 2002 Jun;120(6):701-13; discussion 829-30.
19. Based on Dec 2009 - Nov 2012 IMS NSP data
20. Based on Dec 2009 – Nov 2012 MATTY IMS NPA data

SUCAMPO The Science of Innovation 33

References (cont’d) 21. American Academy of Ophthalmology Glaucoma Basic and Clinical Science Course 2012-2013 22. US Census Bureau The Older Population: 2010 (November 2011) 23. Kaiserman I et al. Topical beta blockers in asthmatic patients-is it safe? Curr Eye Res. 2009 Jul;34(7):517-22. 24. Based on US Census Bureau data from May 2010 and November 2011 The Older Population: 2010 (November 2011) & US Census Bureau THE NEXT FOUR DECADES The Older Population in the United States: 2010 to 2050 (May 2010) 25. Gottfredsdottir MS et al. Physicians' guide to interactions between glaucoma and systemic medications. J Glaucoma. 1997 Dec;6(6):377-83. 26. Based on Dec 2011-Nov 2012 MATTY IMS NPA data 27. RESCULA CVA 28. Joswick et al. Digestive Disease Week, 2012 29. AMITIZA Package Insert AMITIZA is a registered trademark of Sucampo AG. The Sucampo logo and the tagline, The Science of Innovation, are registered trademarks of Sucampo AG. 34